UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 10, 2005
                               (August 10, 2005)


                                  Revlon, Inc.
                                  ------------
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    1-11178                   13-3662955
-------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)           Identification No.)


                   237 Park Avenue
                  New York, New York                             10017
-------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 527-4000
                                 ---------------
              (Registrant's telephone number, including area code)


                                      None
                                      ----
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         On August 10, 2005, Revlon, Inc. issued a press release announcing that its wholly-owned subsidiary, Revlon Consumer Products Corporation, intends to privately place with qualified institutional investors approximately $75 million in aggregate principal amount of senior notes due 2011. The private placement is expected to be consummated in August 2005, subject to market and other customary conditions.

         The net proceeds from the private placement are expected to be used
(i) to help fund the Company's previously announced strategic growth initiatives and for general corporate purposes, and (ii) to pay fees and expenses incurred in connection with the private placement.

         There can be no assurances that any such private placement will be consummated.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.                Description
         -----------                -----------

         99.1 Press Release, dated August 10, 2005, announcing the launch of a new senior notes private placement (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on August 10, 2005)

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     REVLON, INC.


                                     By: /s/ Robert K. Kretzman
                                         ---------------------------------
                                     Robert K. Kretzman
                                     Executive Vice President, Chief Legal
                                     Officer, General Counsel and Secretary


Date: August 10, 2005

                                 EXHIBIT INDEX

        Exhibit No.                 Description
        -----------                 -----------

        99.1 Press Release, dated August 10, 2005, announcing the launch of a new senior notes private placement (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on August 10, 2005)